UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    May 27, 2009

POKERTEK, INC.

(Exact Name of Registrant as Specified in Its Charter)

North Carolina	000-51572	61-1455265
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1150 Crews Road, Suite F Matthews, North Carolina	28105
(Address of Principal Executive Offices)	(Zip Code)

(704) 849-0860

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by PokerTek, Inc., a North Carolina corporation (the “Registrant”), in connection with the items set forth below.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 1, 2009, the Registrant issued a press release announcing certain management changes at PokerTek, Inc.  The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The Registrant reported that Mark D. Roberson was appointed as Acting Chief Executive Officer effective May 29, 2009, in addition to continuing with his current responsibilities of Chief Financial Officer and Treasurer. Mr. Roberson assumes the responsibilities of Christopher J.C. Halligan, the Chief Executive Officer of the Registrant whose resignation was accepted by the Board of Directors on May 27, 2009, effective as of May 29, 2009.  Mr. Halligan’s resignation was for personal reasons and was not related to the Registrant’s operations, policies or practices.

Mr. Roberson, age 44, has served as the Registrant’s Chief Financial Officer and Treasurer since October 2007. Prior to his appointment as CFO, from November 2006 to October 2007, Mr. Roberson served as Vice President and Controller of Baker & Taylor, Inc., a leading distributor of books and entertainment products. At Baker & Taylor, Mr. Roberson was responsible for all financial reporting and accounting functions. Prior to his employment at Baker & Taylor, Mr. Roberson was Director of Financial Reporting for Curtiss-Wright Controls from January 2005 to November 2006 and Director of Finance for the Manufacturing & Distribution operations of Krispy Kreme Doughnuts, Inc. from October 2002 to January 2005. From July 1996 to October 2002, Mr. Roberson served in various financial management roles with LifeStyle Furnishings International, Ltd., concluding with the sale of the company. Mr. Roberson, a Certified Public Accountant, received his MBA from Wake Forest University in 2001 and undergraduate degrees in Economics and Accounting from Southern Methodist University and UNC-Greensboro.

The information contained in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed “filed” for  purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release, dated June 1, 2009, announcing certain management changes at PokerTek, Inc.

SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POKERTEK, INC.
Date: June 1, 2009

By: /s/ Mark D. Roberson
Mark D. Roberson, Acting Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release, dated June 1, 2009, announcing certain management changes at PokerTek, Inc.